Exhibit 10.2

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is effective as of June 29, 2011, by and between ORBIT INTERNATIONAL CORP., a Delaware corporation (the “Company”) and BRUCE REISSMAN (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Company and Executive entered into an employment agreement dated as of December 14, 2007, as amended (the “Employment Agreement”), pursuant to which the Executive is employed by the Company upon the terms and conditions contained therein; and

WHEREAS, the parties desire to extend the term of the Employment Agreement through and including July 31, 2011, as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties agree with the others as follows:

1.             The first sentence of Paragraph 9 of the Employment Agreement is hereby deleted in its entirety, and a new sentence reading in its entirety as follows is hereby inserted in its place:

“The Term and Executive’s employment hereunder shall continue from the effective date of this Agreement through July 31, 2011, unless terminated earlier by the Company or by Executive pursuant to this Paragraph 9.”

2.             Except as herein amended, the Employment Agreement shall remain in full force and effect.

3.             This Amendment may be executed in one or more counterparts, each of which shall be considered an original, and all of which, when taken together, shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ORBIT INTERNATIONAL CORP.

Date	By:	/s/ Mitchell Binder
	Name:	Mitchell Binder
	Title:	Chief Executive Officer

/s/ Bruce Reissman
BRUCE REISSMAN